UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C.  20549-1004

                                  FORM 8-K

                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  October 21, 1996

                    COMMISSION FILE NUMBER    0-2413

                         MACDERMID, INCORPORATED
          (Exact name of registrant as specified in its charter)

             Connecticut                             06-0435750
   (State or other jurisdiction of                (I.R.S. Employer
   incorporation or organization)                 identification No.)

245 Freight Street, Waterbury, Connecticut               06702
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    (203) 575-5700

                          Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)


























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Item 5.  Other Events.

     On October 21, 1996, the Registrant issued a press release in which its Second Quarter Earnings were announced. Included in the press release was an announcement of a stock split. Attached as Exhibit 20 is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.


Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

     Exhibit

       20 Press release dated October 21, 1996 announcing (a) the Registrants Second Quarter Earnings and (b) the vote by the Board of Directors for a 3-for-1 stock split.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         MACDERMID, INCORPORATED




Date: October 22, 1996                By:   John L. Cordani
                                      Name:  John L. Cordani
                                      Title: Corporate Secretary